UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported, on January 15, 2021, Southwest Airlines Co. (the “Company”) entered into definitive documentation with the United States Department of the Treasury (“Treasury”) with respect to funding support pursuant to Subtitle A of Title IV of Division N of the Consolidated Appropriations Act, 2021 (the “PSP Extension Law”). On January 15, 2021, the Company entered into a payroll support program extension agreement (the “PSP Extension Agreement”) with Treasury, pursuant to which the Company received payroll support funding (“Payroll Support”) under the PSP Extension Law. As consideration for the Payroll Support, the Company issued a promissory note (the “Note”) in favor of Treasury and entered into a warrant agreement with Treasury (the “Warrant Agreement” and, together with the PSP Extension Agreement and the Note, the “Payroll Support Documents”), pursuant to which the Company agreed to issue warrants (each, a “Warrant”) to purchase common stock of the Company to Treasury in connection with each disbursement of Payroll Support. The Company received the first disbursement of Payroll Support on January 15, 2021.

On March 5, 2021, the Company received the second and final disbursement of Payroll Support in the amount of $863,685,200, for which the Company provided Treasury consideration in the form of an increase of the Note in an amount of $259,105,560 and a Warrant to purchase up to 559,865 shares of the Company’s common stock. After taking into account this second installment of Payroll Support, the Company has received the full $1,727,370,400 of expected Payroll Support, for which the Company has provided Treasury with a Note in the aggregate amount of $488,211,120 and Warrants to purchase up to 1,054,907 shares of the Company’s common stock.

A description of the Payroll Support Documents can be found in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 15, 2021, and a copy of each Payroll Support Document is attached as an exhibit thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date:	March 5, 2021	By:	/s/ Tammy Romo
		Name:	Tammy Romo
		Title:	Executive Vice President and Chief
Financial Officer